ING Life Insurance and Annuity Company

and its

Variable Annuity Account B

GROUP VARIABLE ANNUITY CONTRACTS FOR EMPLOYER-SPONSORED DEFERRED COMPENSATION PLANS

Supplement Dated July 17, 2013, to the Contract Prospectus and Contract Prospectus Summary each dated May 1, 2013, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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1.   Notice of and Important Information About an Upcoming Fund Reorganization

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING Pioneer Mid Cap Value Portfolio.

The Board of Trustees of ING Investors Trust approved a proposal to reorganize the ING Pioneer Mid Cap Value Portfolio (the “Merging Fund”) with and into the ING Large Cap Value Portfolio (the “Surviving Fund”). Subject to shareholder approval the reorganization is expected to take place on or about September 6, 2013 (the “Reorganization Effective Date”).

Voluntary Transfers Before the Reorganization Effective Date. Prior to the Reorganization Effective Date, you may transfer amounts allocated to the subaccount that invests in the Merging Fund to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “TRANSFERS” section of your Contract Prospectus or the “INVESTMENT OPTIONS” section of your Contract Prospectus Summary for information about making subaccount transfers.

On the Reorganization Effective Date. On the Reorganization Effective Date, your investment in the subaccount that invested in the Merging Fund will automatically become an investment in the subaccount that invests in the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Effective Date. After the Reorganization Effective Date, the Merging Fund will no longer be available through your contract. Unless you provide us with alternative allocation instructions after the Reorganization Effective Date all allocations directed to the subaccount that invested in the Merging Fund will be automatically allocated to the subaccount that invests in the Surviving Fund. See the “TRANSFERS” section of your Contract Prospectus or the “INVESTMENT OPTIONS” section of your Contract Prospectus Summary for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at ING U.S. Customer Service, Defined Contribution Administration, P.O. Box 990063, Hartford, CT 06199-0063 or calling us at 1-800-262-3862.

Information about the ING Large Cap Value Portfolio. Summary information about the ING Large Cap Value Portfolio can be found in Appendix IV of your Contract Prospectus or in Appendix V of your Contract Prospectus Summary. More detailed information can be found in the current prospectus and Statement of Additional Information for that fund.

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2.   The section titled “Same-Sex Marriages” in your Contract Prospectus and Contract Prospectus Summary is deleted and replaced with the following:

Same-Sex Marriages

Before June 26, 2013, pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages were not recognized for purposes of federal law. On that date the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional.  While valid same-sex marriages are now recognized under federal law and the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Tax Code sections 72(s) and 401(a)(9) are now available to a same-sex spouse, there are still unanswered questions regarding the scope and impact of the Windsor  decision.  Consequently, if you are married to a same-sex spouse you should contact a qualified tax adviser regarding your spouse’s rights and benefits under the contract described in the Contract Prospectus and Contract Prospectus Summary and your particular tax situation.

3.   More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

ING U.S. Customer Service Center

Defined Contribution Administration
P.O. Box 990063

Hartford, CT 06199-0063

1-800-262-3862

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by ING Financial Advisers, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

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